UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2017

SERITAGE GROWTH PROPERTIES
(Exact name of registrant as specified in its charter)

001-37420	Maryland	38-3976287
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
489 Fifth Avenue, 18th Floor
New York, NY 10017
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 355-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01.  Other Events.
On February 28, 2017, Seritage Growth Properties (the “Company”) announced that its Board of Trustees declared a quarterly dividend for the first quarter of 2017 of $0.25 for each Class A common share and Class C non-voting common share, payable in cash on April 13, 2017 to shareholders of record on March 31, 2017.

A copy of the press release issued by the Company on February 28, 2017 is filed herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

 Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Seritage Growth Properties, dated February 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

Date: February 28, 2017

/s/ Matthew Fernand
	By:	Matthew Fernand
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Seritage Growth Properties, dated February 28, 2017.